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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)



Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

         [_]      Preliminary Proxy Statement

         [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         [X]      Definitive Proxy Statement

         [_]      Definitive Additional Materials

         [_]      Soliciting Material Pursuant to ss.240.14a-12


                                       ZAP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1 1 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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      3)  Filing Party:

      4)  Date Filed:

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

                                       ZAP

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD SUNDAY JULY 25, 2004



DEAR SHAREHOLDER:

You are cordially invited to attend, the 2004 Annual Meeting of Shareholders of ZAP (the "Company"), which will be held at 1:00 p.m. (Pacific Local Time) on Sunday July 25, 2004, at The Vineyard Creek Hotel, Spa and Conference Center, located at 170 Railroad Street, Santa Rosa, Sonoma County, California 95401. The 2004 Annual Meeting will be held for the following purposes:

         1. To elect five members to the Board of Directors, with the following persons to be nominated for election by the present Board of Directors: Louis Auletta, Renay Cude, Guy Fieri, Steven Schneider and Gary Starr.

         2. To ratify the appointment of Odenberg, Ullakko, Muranishi & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; and

         3. To consider and act upon such other matters that may properly come before the meeting.

Details of the business to be conducted at the meeting are given in the attached Proxy Statement accompanying this Notice.

The Board of Directors has fixed June 1, 2004 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

We look forward to seeing you at the meeting.

                                            By Order of the Board of Directors,

                                            Renay Cude
                                            Corporate Secretary


July 1, 2004
Santa Rosa, California




ELECTRONIC DELIVERY OF ZAP SHAREHOLDER COMMUNICATIONS

         If you received your annual meeting materials by mail, we encourage you to conserve natural resources, as well as significantly reduce your company's printing and mailing costs, by signing up to receive your ZAP shareholder communications via e-mail. With electronic delivery, you will be notified via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can easily submit your shareholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings.

To sign up for electronic delivery, visit:
http://zapworld.com/about/investmentInfo.asp

         Your electronic delivery enrollment will be effective until you cancel it. If you have questions about electronic delivery, please call ZAP Investor Relations at (707) 525-8658 x 248.

                                       ZAP

                                501 Fourth Street
                        Santa Rosa, California 95401 USA

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SUNDAY, JULY 25, 2004


         This proxy statement is being furnished to the shareholders of ZAP in connection with the solicitation of proxies by the Board of Directors for use at the 2004 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Sunday, July 25, 2004, at 1:00 p.m. (Pacific Local
Time), at The Vineyard Creek Hotel, Spa and Conference Center, located at 170 Railroad Street, Santa Rosa, Sonoma County, California 95401.

         We are mailing this proxy statement and the enclosed proxy to our shareholders on or about July 1, 2004. The enclosed proxy is solicited by the Board of Directors of ZAP.

         ZAP will bear the entire cost of preparing, assembling and mailing the Notice of Annual Meeting and this proxy statement to shareholders. ZAP has made arrangements to forward copies of proxy materials to brokerage houses, fiduciaries and custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of ZAP at ZAP's expense. In addition to the solicitation of proxies by mail, some of the officers and directors and regular employees of ZAP may without additional compensation solicit proxies by telephone or personal interview. ZAP will bear the costs of these solicitations.

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

OUTSTANDING SECURITIES AND VOTING RIGHTS

         The record date for determining the shareholders entitled to vote at the meeting is June 1, 2004. All holders of our Common Stock at the close of business on June 1, 2004, will be eligible to vote at the Annual Meeting. On that date there were 17,154,562 shares of Common Stock. Each share is entitled to one vote.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

         ZAP's Board of Directors recommends that you vote FOR each of the nominees of the Board of Directors (Proposal No. 1) and FOR the ratification of the appointment of Odenberg, Ullakko, Muranishi & Co. as ZAP's independent auditors for the fiscal year ending December 31, 2004 (Proposal No. 2). None of our directors have informed us that they will oppose any action intended to be taken by the Company.

PROXY VOTING

         Shares for which proxies are properly executed and returned, or properly voted telephonically or by Internet, will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named under Proposal Number 1 below and "FOR" the ratification of Odenberg, Ullakko, Muranishi & Co. LLP as our independent auditors for 2004. Should any other business properly come before the meeting, the person or persons named, as the proxy shall be allowed to vote on such a matter as that person or those persons determine in his, her or their sole discretion.

         The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, Computershare Trust Company, a proxy for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy in the enclosed envelope.

         If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

         If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy or telephonically. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting.

VOTES REQUIRED

         Nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting. The approval of Odenberg, Ullakko, Muranishi & Co. LLP as our independent auditors and any other proposal which may be brought before the meeting will require the approval of a majority of the shares present and represented at the Annual Meeting.

QUORUM AND COUNTING THE VOTE

         A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstention votes will be counted as present and represented at the Annual Meeting for purposes of determining whether a quorum exists. Broker non-votes will not be counted as present and represented at the Annual Meeting for the purpose of determining whether a quorum exists. In the election of directors, an abstention will have no effect on the outcome. Abstention from voting will have the same effect as voting against any other proposal submitted for consideration by the shareholders at the Annual Meeting.

REVOCATION OF PROXIES

         You may revoke a proxy at any time prior to the time it is voted by delivering a written notice of revocation to the Secretary of ZAP, by submitting a later-dated proxy or by attending the Annual Meeting and voting in person (attendance at the meeting will not in and of itself revoke a valid proxy that was previously delivered). Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Annual Meeting.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

         Our Bylaws state that the Board of Directors shall consist of between five and nine members, with the exact number of directors between this range to be determined by the Board of Directors. The Board of Directors has set the number of directors at from five to nine; currently we are seeking to add one new member to our Board of Directors which will bring the total to five.

         At the Annual Meeting, five directors will be elected to serve until the 2005 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting. The Board of Directors will present for election by the shareholders and recommends a vote "FOR" the following nominees: Louis Auletta, Renay Cude, Guy Fieri, Steven Schneider and Gary Starr.

         Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Four of the nominees are currently members of the Board of Directors.

         All proxies will be voted "FOR" the election of each of these nominees unless authority to vote for the election for any nominee or nominee is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

         Shareholders will have the right to vote their shares cumulatively. However, shareholders shall not be entitled to cumulate votes unless the candidates' names have been placed in nomination before the commencement of the voting and a shareholder has given notice at the Annual Meeting, and before the voting has begun, of his or her intention to cumulate votes. If any shareholder has given such notice, then all shareholders entitled to vote may cumulate their votes by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares or by distributing such votes on the same principle among any number of candidates. If no shareholder elects to use cumulative voting then the shareholders shall be allowed to cast one vote per share owned for each of the five positions on the Board of Directors. Votes cast against a candidate or which are withheld shall have no effect.

         Background information with respect to the five nominees for election to the Board of Directors is set forth below.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

NOMINEES

         GUY R. FIERI is a nominee for Director and is an entrepreneur and restaurateur in the North Bay of San Francisco. An award-winning chef, Fieri co-founded three local restaurants as well as a catering business. While in studying abroad in France, he gained his true appreciation for food and culture. He held various positions from Flambe' Captain to Metre'd while attending junior college. In 1987 he attended University of Nevada Las Vegas, while working as a plant supervisor. Graduating in 1990 with a Bachelors degree, Fieri was recruited by Stouffers. After 3 years with Stouffers, he was recruited by a competitor as General Manager. He was later promoted to District Manager of 6 operations and was in charge of recruiting and training for the growing chain. Fieri has been a three term President of the Restaurant Association of the Redwood Empire, and currently serves on the Board of Directors for the Educational Foundation of the California Restaurant Association. He is an active member in the community involving himself in many political and charitable events. Mr. Fieri is natural public speaker where he uses his talent to promote cutting edge points of view and bringing proper focus on any venture in which he is involved.

CURRENT DIRECTORS AND NOMINEES

         LOUIS AULETTA is currently a Director of ZAP. At present, he is engaged in real estate development] and has been involved in various entrepreneurial business ventures for the past 35 years. An avid environmentalist all his life, he has also served as the executive director of the Earth Options Institute. Mr. Auletta holds a Bachelors degree in Business from Wagner College, New York.

         RENAY CUDE is currently a Director and was appointed Corporate Secretary in August 2002. Ms. Cude is the president of Voltage Vehicles where she works closely with corporate council in obtaining all the required licensing in the 50 states for the proper distribution of advanced technology vehicles. Ms. Cude works closely with Securities council to maintain corporate governance and records. Ms. Cude is also the president of ZAP manufacturing, ZAP Rentals, and Vice President of Autodistributors. Prior to joining ZAP, Ms. Cude was working as a legal secretary for a law firm. Ms. Cude has over five years experience working in the bankruptcy field with helping companies through the reorganization process. Ms. Cude holds an Associates Degree in General Education from Santa Rosa Junior College.

         STEVEN SCHNEIDER became a Director on June 20, 2002 and became the Chief Executive Officer on October 26, 2002. He is also was the founder of Voltage Vehicles, a full-service fuel vehicle distributor specializing in the full spectrum of electric vehicles (EV) and full-performance alternative fuel vehicles (AFV) including automobiles, motorcycles, bicycles, scooters, hovercraft, neighborhood electric vehicles (NEV), commercial vehicles and accessories. He also founded Auto Distributors, Inc., which is the promotion and distribution arm of Voltage Vehicles dealership. He is also on the Advisory Board of Directors to Apollo Energy Systems. Apollo is in the business of developing and manufacturing fuel cell technology, advanced battery technology, propulsion systems and power plants.

Mr. Schneider is also active in federal and state legislative issues regarding alternative fuel vehicles; he lobbied at the nation's capitol on behalf of the Clear Act (S.760/H.R. 1864: "Clean Efficient Automobiles Resulting From Advanced Car Technologies"). He has supported Representative Sherwood Boehlert (R-NY) efforts to introduce new legislation called the "Alternative Fueled Acceleration Act of 2001" along with actively supporting numerous other related state and federal initiatives. He is an active member on the LSV subcommittee in Washington D.C. where his ideas have spawned new innovative markets for low speed vehicles. Mr. Schneider is an active member for the Alliance of CEOs. He routinely participates in round table issues with other CEOs to help educate and learn real world situations in the many aspects of running a company.

Mr. Schneider's automotive career spans more than 25 years where he started off as an auto detailer and work in almost every aspect of the automotive industry, including experience in varying roles of owner, partner, sales representative, business manager, finance, creditor and adjustor. His successes also include the formation of two Northern California automobile sales companies, as well as stints in the financial, real estate and electronics industries. He has also received extensive education and training in sales and marketing, banking, insurance and automotive training by industry experts.

He continuously appears on many different television broadcasts including CNN, ABC, CBS, NBC, FOX, Money TV, Univision, Discovery Channel, Tech TV, National Geographic, Asian TV as well as many radio stations worldwide where he spreads the word of advanced transportation technology.

         GARY STARR became the Chairman of the Board of ZAP on October 26, 2002. He had been the Chief Executive Officer of ZAP since September 1999. Mr. Starr has been a director and executive officer of ZAP since its inception in 1994. He has been building, designing, and driving electric cars for more than 25 years. In addition to overseeing the marketing of more than 85,000 electric vehicles, Mr. Starr has invented several solar electric products and conservation devices. Mr. Starr founded U.S. Electricar's electric vehicle operation in 1983. In 1993, Mr. Starr earned a Private Industry Council Recognition Award for creating job opportunities in the EV industry and was named as one of the ten most influential electric car authorities by Automotive News. He has also received recognition awards for his contributions toward clean air from the American Lung Association of San Francisco, CALSTART and U.S. Senator Barbara Boxer. Mr. Starr has several publications: Electric Cars: Your Guide to Clean Motoring, The Shocking Truth of Electric Cars, and The True Cost of Oil as Mr. Starr has a Bachelor of Science Degree from the University of California, Davis in Environmental Consulting and Advocacy.

                                PROPOSAL NUMBER 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
GENERAL

      We are asking the shareholders to ratify the Board of Director's appointment of Odenberg, Ullakko, Muranishi & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in the Company's and its shareholders' best interests.

      Odenberg, Ullakko, Muranishi & Co. LLP has audited our financial statements annually since fiscal year 2002. Representatives of Odenberg, Ullakko, Muranishi & Co. LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

      The following is a summary of the fees billed to the Company by Odenberg, Ullakko, Muranishi & Co. LLP for professional services rendered for the fiscal years ended December 31, 2003 and December 31, 2002:

FEE CATEGORY                        FISCAL 2003 FEES            FISCAL 2002 FEES
------------                        ----------------            ----------------

Audit Fees                            $    71,500                 $    65,000
Audit-Related Fees                    $         0                 $         0
Tax Fees                              $         0                 $         0
All Other Fees                        $         0                 $         0
                                      -----------                 -----------

Total Fees                            $    71,500                 $    65,000
                                      ===========                 ===========

      AUDIT FEES. Consists of fees billed for professional services rendered for the audit of ZAP's financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

      AUDIT-RELATED FEES. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of ZAP's financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

      TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and tax planning.

         ALL OTHER FEES. Consists of fees for products and services other than the services reported above.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

         The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of Odenberg, Ullakko, Muranishi & Co. LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2004.

          SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

         Requirements for Shareholder Proposals to be Considered for Inclusion in ZAP's Proxy Materials. Shareholders of ZAP may submit proposals on matters appropriate for shareholder action at meetings of ZAP's shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be included in ZAP's proxy materials relating to its 2005 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by ZAP no later than March 3, 2005. Such proposals should be delivered to ZAP: Secretary, 501 Fourth Street Santa Rosa, California 95401.

         Requirements for Shareholder Proposals to be Brought Before the Annual Meeting. Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the shareholder must have given timely notice thereof in writing to the Secretary not less than sixty nor more than ninety days prior to the anniversary of the date on which ZAP first mailed its proxy materials for its immediately preceding annual meeting of shareholders (as specified in ZAP's proxy materials for its immediately preceding annual meeting of shareholders). To be timely for the 2005 annual meeting, a shareholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of ZAP between March 3, 2005 and May 15, 2005. However, in the event that the annual meeting is called for a date that is not within thirty days of the anniversary of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth day following the date on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of shareholders commence a new time period for the giving of a shareholder's notice as provided above. A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by our bylaws.

      In addition, the proxy solicited by the Board of Directors for the 2005 Annual Meeting of Shareholders will confer discretionary authority to vote on
(i) any proposal presented by a shareholder at that meeting for which ZAP has not been provided with notice on or prior to May 17, 2005 and (ii) on any proposal made in accordance with the bylaw provisions, if the 2005 proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended December 31,2003, the Board of Directors held 52 meetings. Each director attended at least 75% of the aggregate of the total number of Board of Directors and committee meetings held during the period in which he served as a director. All of our board members attended last year's annual meeting. The Audit Committee of the Board of Directors met with the outside auditors on a quarterly and annual basis during 2003. The Audit Committee is primarily responsible for, among other things, approving the services performed by the Company's independent auditors, reviewing financial statements of the Company, determining the adequacy of the Company's accounting practices and determining the effectiveness of the Company's system of internal accounting controls.

         We do not have a nominating committee. In lieu of a nominating committee, the full Board of Directors makes recommendations concerning the submission of nominees at shareholders' meetings for election to the Board of Directors.

         In lieu of a Compensation Committee, the Board of Directors reviews and approves all major issues concerning salaries. The Board of Directors may establish committees if it deems it advisable to do so or if the size of the Board of Directors expands to the extent that the Board of Directors deems it appropriate to create additional committees.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                          RELATED STOCKHOLDER MATTERS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of June 1, 2004 as to the shares of the Common Stock beneficially owned by: (i) each person who is known by the Company to own more than 5% of its Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers named under " Executive Compensation -Summary Compensation Table," and (iv) all directors and executive officers of the company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise noted below, the address of each beneficial owner is c/o ZAP, 501 Fourth Street, Santa Rosa, California, 95401. Included in the calculation of ownership are warrants and stock options issued by the Company. The shares pursuant to stock options include those which may be exercised within 60 Days of June 1, 2004. The applicable percentage of ownership is based on 56,595,476 shares of common stock outstanding on a fully diluted basis as of June 1, 2004. The number of shares of common stock outstanding on a fully diluted basis includes 38,506,875 shares of common stock issuable upon the exercise of certain warrants, and 943,039 shares of common stock issuable upon the exercise of certain options.

                                                 SHARES BENEFICIALLY OWNED
    NAME OF BENEFICIAL OWNER                     NUMBER            PERCENT
    DIRECTORS AND NAMED EXECUTIVE OFFICER:


    Steven Schneider (1)                        14,453,900           25.5

    Gary Starr (2)                               5,398,847            9.5

    Louis Auletta (3)                               13,200             *

    Renay Cude (4)                                  87,624             *

    5% STOCKHOLDERS:


    Ridgewood ZAP LLC (5)                        3,361,057            5.9
    Ridgewood Power
    947 Linwood Avenue
    Ridgewood NJ


    Mercatus & Partners (6)                      2,941,176            5.2
    188 Green Lane
    Northwood
    Middlesex
     United Kingdom

    ALL EXECUTIVE OFFICERS AND DIRECTORS AS A   19,953,571           35.3
    GROUP (4 PERSONS)

(1)Includes 11,415,000 shares of common stock issuable upon the exercise of various warrants and 138,900 shares of stock upon the exercise of stock options.
(2)Includes 4,092,535 shares of common stock issuable upon the exercise of various warrants and 269,202 shares of stock upon the exercise of stock options.
(3)Represents stock options issued by the Company.
(4)Represents stock options issued by the Company
(5)Includes 2,983,500 shares of common stock issuable upon the exercise of certain warrants.
(6)Stock was provided as collateral for a working capital loan, which did not fund. In December 2003, the shareholder reported to the Company that the stock certificates were lost which has been reported to the transfer agent. The stock certificates have not been cancelled as of June 1, 2004.

CHANGES IN CONTROL

         We are not aware of any arrangements which may result in a change in control.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

MANAGEMENT AND BIOGRAPHICAL INFORMATION

         Biographical information about our current management is included in the Proxy Statement under "Proposal Number 1."

         There is no family relationship among any of our directors and executive officers

         No individual on our Board of Directors possesses all of the attributes of an audit committee financial expert and no one on our Board of Directors is deemed to be an audit committee financial expert. In forming our Board of Directors, we sought out individuals who would be able to guide our operations based on their business experience, both past and present, or their education. Our business model is not complex and our accounting issues are straightforward. Responsibility for our operations is centralized within management, which is comprised of four people. We rely on the assistance of others, such as our accountant, to help us with the preparation of our financial information. We recognize that having a person who possesses all of the attributes of an audit committee financial expert would be a valuable addition to our Board of Directors, however, we are not, at this time, able to compensate such a person therefore, we may find it difficult to attract such a candidate.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following tables set forth information concerning the compensation we paid for services rendered during our fiscal years ended December 31, 2003, 2002 and 2001, by the Named Executive Officers. The Named Executive Officers are our company's Chief Executive Officer, regardless of compensation level, for the salary and bonus for the fiscal years ended December 31, 2003, 2002 and 2001. Steven M. Schneider was elected the Chief Executive Officer on October 26, 2002, with Gary Starr appointed Chairman of the Board on the same date.

                                   ANNUAL COMPENSATION                              LONG-TERM COMPENSATION

                                                                             AWARDS               PAYOUTS
                                                                     ---------------------------------------------
                                                                                  STOCK
                                                      OTHER          RESTRICTED   UNDERLYING             ALL OTHER
                                                      ANNUAL         STOCK        OPTIONS      LTIP      COMPEN-
                                     SALARY   BONUS   COMPENSATION   AWARD        /SARS        PAYOUTS   SATION
NAME AND PRINCIPAL POSITION   YEAR   ($)      ($)     ($)            ($)          (#)          ($)       ($)
---------------------------   ----   ------   -----   ------------   ----------   ----------   -------   ---------
Steven M. Schneider           2003   74,100                                                              150,000(1)
Chief Executive Officer       2002   31,300                                          200,000               3,000
Effective 10/26/02

Gary Starr                    2003   74,100                                                              150,000(1)
Chairman of the Board         2002   61,600                                          200,000
Former Chief Executive        2001   66,700                                          116,667
officer

(1) The restricted warrant awards in represents K-2 Restricted Warrants, each one of which may be exchanged for one share of ZAP common stock at an exercise price of $1.00. The warrants expire on July 01, 2005.

We have employment agreements with three of our officers that expire October 1, 2008. These employees are Steve Schneider, Chief Executive Officer and a director, Gary Starr, Chairman of the Board and Renay Cude, Corporate Secretary and a director.

OPTION/SAR GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

         No Options/SAR Grants were made to the executive officers during the fiscal year ended December 31, 2003.

COMPENSATION OF DIRECTORS

         Members of our Board of Directors do not receive any cash compensation for their service on the Board of Directors, but directors may be reimbursed for certain expenses in connection with their attendance at Board of Directors meetings.

                        ADDITIONAL INFORMATION AVAILABLE

The Company files an Annual Report on Form-10KSB with the SEC. Shareholders may obtain a separate copy of our Annual report on Form 10-KSB, including the financial statements and financial statement schedules, without charge, by writing to Renay Cude, Secretary of the Company at 501 Fourth Street, Santa Rosa, California 95401. the report is also available on the company's website www.zapworld.com, under "Investors."
----------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

RENTAL AGREEMENTS

         The Company leases office space, land and also warehouse space from Steven M. Schneider, our CEO and major shareholder. These properties are used to operate the car outlet and to store inventory. Rental expense under these leases was approximately $79,500 and $49,000 for the year ended December 31, 2003 and 2002, respectively.

CONSULTING, SERVICES AND FUND RAISING AGREEMENTS

In November and December 2003, the Company entered into certain agreements with two relatives of our CEO. In December 2003 the first relative received 25,000 B-2 Restricted warrants and 25 shares of Class B preferred stock, which was later converted into 50,000 shares of restricted common stock. The stock and warrants were issued for website design services to be performed over the next year. The second relative received 100,000 shares of unrestricted common stock in November of 2003 and an additional 100,000 shares of unrestricted stock in January 2004. The 100,000 shares issued in November were for a media production valued at $17,000 and for a note receivable from shareholder of approximately $57,000, which is due in November 2005. The 100,000 shares issued in January of 2004 were an advance on fees for fund raising activities. The second relative received the 100,000 Series B-2 Restricted Warrants in November 2003 for consulting services.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our common stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2003 fiscal year our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements, except that except that Mr. Schneider and Mr. Starr did not timely file a Form 5 report.

                                 OTHER BUSINESS

         It is not intended that any business other than that set forth in the notice of Annual Meeting and more specifically described in this proxy statement will be brought before this meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

By Order of the Board of Directors

Corporate Secretary
Santa Rosa, California
July 1, 2004

                    Proxy For Annual Meeting Of Shareholders

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of the stock of ZAP acknowledges(s) receipt of the Notice of Annual Meeting of Shareholders of ZAP, dated July 1, 2004 a Proxy Statement of the Board of Directors of the same date. The undersigned hereby appoint(s) Renay Cude, attorney and proxy, with full power of substitution and revocation, to vote, as designated below all shares of Common Stock that the undersigned is entitled to vote, with all powers that the undersigned would possess IF personally present at the 2004 Annual Meeting of Shareholders of ZAP, to be held at The Vineyard Creek Hotel, Spa and Conference Center, 170 Railroad Street, Santa Rosa, Sonoma County, California 95401, on Sunday, July 25, 2004 at 1:00 p.m. Pacific Standard Time, and at any adjournments thereof. The holder of this proxy is granted discretionary authority to cumulate votes in the election of directors among those nominees for whom the undersigned has granted the authority to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PERSONS LISTED BELOW FOR ELECTION TO THE BOARD OF DIRECTORS AND FOR EACH OF THE PROPOSALS LISTED IN THE PROXY STATEMENT. THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER (S) DULY EXECUTING THIS PROXY. IF NO DIRECTION IS MADE WITH RESPECT TO ANY OR ALL OF THE BELOW PROPOSALS, THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS LISTED BELOW AND FOR ALL OF THE PROPOSALS LISTED IN THE STATEMENT.

           THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE

            PLEASE COMPLETE, DATE AND SIGN PROXY ON REVERSE SIDE AND
             RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

                                       ZAP

PLEASE MARK VOTE IN CIRCLE IN THE FOLLOWING MANNER USING DARK INK ONLY: o

The 2004 Annual Meeting of Shareholders of ZAP (the "Company") will be held at 1:00 PM Pacific Standard Time on Sunday, July 25, 2004 at The Vineyard Creek Hotel, Spa and Conference Center, 170 Railroad Street, Santa Rosa, Sonoma County, California 95401 for the following purposes:


1. To elect five members to the Board of Directors, with the following persons to be nominated for election by the present Board of Directors: (1) Louis Auletta, (2) Renay Cude, (3) Guy Fieri, (4) Steven Schneider, and (5) Gary Starr.

    FOR ALL   WITHHOLD ALL   FOR ALL   To withhold authority to vote for any
       O           O          EXCEPT   individual nominee, mark "FOR ALL EXCEPT"
                                O      and write the nominee's number on the
                                       line below

                                       ------------------------.

2. To ratify the appointment of Odenberg Ullakko Muranishi & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 2004:

                   FOR         AGAINST          ABSTAIN
                    O             O                O

INSTRUCTIONS:

Please date and sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian or as an officer of a corporation, partnership or other business entity, please give your full title. Joint shareholders EACH must sign his or her name.

By executing this proxy, I (we) hereby revoke all previous proxies with any matter to be voted upon at the Annual Meeting.

Number of shares: _______________________________________

Date: _____________________________________________, 2004

Signature of Shareholder ________________________________

Printed Name of Shareholder _____________________________

Signature of Joint Shareholder __________________________

Printed Name of Joint Shareholder _______________________

Address _________________________________________________

        _________________________________________________

Phone (Daytime) _________________________________________

E-mail __________________________________________________